SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  July 10, 2002

MCAFEE.COM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-28247	77-0503003
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

535 Oakmead Parkway
Sunnyvale, California 94085
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number including area code:  (408) 992-8100

Not Applicable
(Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS.

On July 10, 2002, McAfee.com Corporation announced its financial results for the fiscal quarter ended June 30, 2002. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1	Press Release, dated July 10, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCAFEE.COM CORPORATION

By:	/s/ EVAN COLLINS
Evan Collins Chief Financial Officer

Date: July 12, 2002

MCAFEE.COM CORPORATION

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated July 10, 2002.